Exhibit 10.2
EXECUTION
INCREMENTAL SPRINT TERM LOAN AMENDMENT
     INCREMENTAL SPRINT TERM LOAN AMENDMENT, dated as of December 1, 2008 (this “Amendment”) among CLEARWIRE LEGACY LLC (formerly known as CLEARWIRE SUB LLC), a Delaware limited liability company and CLEARWIRE XOHM LLC (formerly known as SX SUB, LLC), a Delaware limited liability company (collectively the “Borrower”), CLEARWIRE COMMUNICATIONS LLC, a Delaware limited liability company (“Holdings”), MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent (in such capacity, the “Administrative Agent”) and SPRINT NEXTEL CORPORATION (the “Sprint Lender”), to the Amended and Restated Credit Agreement, dated as of November 21, 2008 (the “Credit Agreement”), among CLEARWIRE CORPORATION, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED and CITIGROUP GLOBAL MARKETS INC., as co-documentation agents (in such capacities, the “Co-Documentation Agents”), JPMORGAN CHASE BANK, N.A., as syndication agent (in such capacity, the “Syndication Agent”), MORGAN STANLEY & CO. INCORPORATED, as collateral agent (in such capacity, the “Collateral Agent”) and the Administrative Agent.
W I T N E S S E T H
     WHEREAS, Sprint Lender has agreed to make a certain term loan to the Borrower as contemplated by the Credit Agreement;
     WHEREAS, pursuant to Section 2.18 of the Credit Agreement, the Borrower and Holdings have requested that an additional term loan in the amount of $179,195,798.00 (the “Incremental Sprint Term Loan”) be made available to the Borrower, and Sprint Lender and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, that (a) Sprint Lender will make the Incremental Sprint Term Loan, (b) the proceeds of the Incremental Sprint Term Loan shall be utilized to pay the Secured Note and (c) as permitted by Section 2.18 thereof, the Credit Agreement will be amended as set forth herein without additional consent or approval of the Lenders;
     NOW, THEREFORE, the parties hereto agree as follows:
     SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.
     SECTION 2. Amendment of the Credit Agreement. (a) The Incremental Sprint Term Loan shall be deemed to be “Term Loans”, Sprint shall be deemed to be a “Sprint Lender” and this Amendment shall be deemed to be an “Incremental Sprint Term Loan Amendment”. (b) Section 1 of the Credit Agreement is hereby amended as follows:
     (i) by adding the following new definition, to appear in proper alphabetical order:

     “Incremental Sprint Term Loan Effective Date”: the date on which the conditions precedent set forth in Section 3 of the Incremental Sprint Term Loan Amendment dated as of December 1, 2008 to this Agreement shall have been satisfied or waived, which date is December 1, 2008.
     (b) Section 2.1 is hereby amended by inserting the following new clause (b):
     “(b) Subject to the terms and conditions hereof, Sprint Lender agrees to make the Incremental Sprint Term Loan to the Borrower pursuant to a single borrowing on the Incremental Sprint Term Loan Effective Date. Borrowings of the Incremental Sprint Term Loan shall be available only on the Incremental Sprint Term Loan Effective Date.”.
     SECTION 3. Conditions to Effectiveness of Amendment. The effectiveness of this Amendment and the obligation of Sprint Lender to make the Incremental Sprint Term Loan hereunder on the Incremental Sprint Term Loan Effective Date are subject to the satisfaction or waiver on or prior to the Incremental Sprint Term Loan Effective Date of each of the following conditions:
     (a) The Administrative Agent shall have received (i) a counterpart of this Amendment, executed and delivered by a duly authorized officer of Holdings, the Borrower and Sprint Lender, (ii) an executed Acknowledgement and Consent, in the form set forth at the end of this Amendment, from each Loan Party, (iii) a Note with respect to the Incremental Sprint Term Loan conforming to the requirements hereof and executed by a duly Authorized Officer of the Borrower and (iv) an Assumption Agreement executed and delivered by a duly authorized officer of each of Clearwire Legacy LLC and Clearwire Xohm LLC.
     (b) The Administrative Agent shall have received opinions, addressed to the Administrative Agent and Sprint Lender dated the Incremental Sprint Term Loan Effective Date, from (i) Kirkland & Ellis LLP, special New York counsel to the Borrower and (ii) Broady R. Hodder.
     (c) The Administrative Agent shall have received from the Borrower, a certificate, dated the Incremental Sprint Term Loan Effective Date, signed by an Authorized Officer of the Borrower with (x) copies of the resolutions, or such other administrative approval, of the Borrower approving the Incremental Sprint Term Loan, the Acknowledgement and Consent and the Assumption Agreement to be reasonably satisfactory to the Administrative Agent and (y) a statement that all of the applicable conditions set forth in Sections 3(f) and 3(g) of this Amendment have been satisfied as of such date.
     (d) The Administrative Agent shall have received all fees required to be paid, and all expenses required to be paid for which invoices have been presented, on or before the Incremental Sprint Term Loan Effective Date.
     (e) The Administrative Agent shall have received from the President, Chief Financial Officer or another senior financial or accounting officer of Holdings a reasonably satisfactory solvency certificate that shall document the solvency of Holdings and its Subsidiaries on a consolidated basis after giving effect to the transactions contemplated hereby.
     (f) All representations and warranties contained in the Credit Agreement (as amended by this Amendment) or in the other Loan Documents in effect on the Incremental Sprint Term Loan Effective Date both before and after giving effect to the Incremental Sprint Term Loan shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the Incremental Sprint Term Loan Effective Date, except to the extent that such representations and warranties expressly relate to an earlier date and except to the extent already qualified by materiality, in which case such representations and warranties shall be true and correct in all respects.
     (g) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.
     SECTION 4. Effects on Loan Documents. (a) Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
     (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents.
     (c) The Borrower and the other parties hereto acknowledge and agree that this Amendment shall constitute a Loan Document.
     SECTION 5. Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all their reasonable documented out-of-pocket costs and expenses incurred in connection with this Amendment, and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable documented fees and disbursements of counsel to the Administrative Agent, in each case to the extent required by Section 10.5 of the Credit Agreement.
     SECTION 6. Non-Reliance on Administrative Agent. (a) Sprint Lender represents to the Administrative Agent that it has, independently and without reliance upon any Agent or any Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates and made its own decision to make the Incremental Sprint Term Loan hereunder and enter into this Amendment. Sprint Lender also represents that it will, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates.

     (b) Each party hereto acknowledges that Morgan Stanley & Co. Incorporated and/or its affiliates are engaged in providing investment banking and financial advisory services, as well as securities trading, securities brokerage and financing activities, including to the Borrower.  Each party hereto acknowledges that none of Morgan Stanley & Co. Incorporated or any affiliate thereof involved in such services or activities has any obligation to use in connection with the transactions contemplated by this Amendment, or to furnish to you, confidential information obtained by them in connection with such services or activities.
     SECTION 7. Joinder. From and after the Incremental Sprint Term Loan Effective Date, each Sprint Lender executing and delivering a signature page to this Amendment shall become a party to the Credit Agreement as amended hereby and shall have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof.
     SECTION 8. Amendments; Execution in Counterparts. (a) This Amendment shall not constitute an amendment of any other provision of the Credit Agreement not referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.
     (b) This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, Holdings, the Administrative Agent and Sprint Lender. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, including by means of facsimile, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.
     SECTION 9. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES AS SET FORTH FURTHER IN SECTION 10.11 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

CLEARWIRE LEGACY LLC
By:	Clearwire Communications LLC
Its:	Manager

By: Name:	/s/ Hope Cochran Hope Cochran
Title:	SR VP, Finance & Treasurer

CLEARWIRE XOHM LLC
By:	Clearwire Communications LLC
Its:	Manager

By: Name:	/s/ Hope Cochran Hope Cochran
Title:	SR VP, Finance & Treasurer

CLEARWIRE COMMUNICATIONS LLC

By: Name:	/s/ Hope Cochran Hope Cochran
Title:	SR VP, Finance & Treasurer
[Signature Page to Incremental Sprint Term Loan Amendment]

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent

By:	/s/ Stephen B. King
Name:	Stephen B. King
Title:	Vice President
Morgan Stanley Senior Funding, Inc.
[Signature Page to Incremental Sprint Term Loan Amendment]

SPRINT NEXTEL CORPORATION, as a Lender

By: Name:	/s/ Keith O. Cowan Keith O. Cowan
Title:	President of Strategic Planning and
Corporate Initiatives
[Signature Page to Incremental Sprint Term Loan Amendment]